UAM FUNDS

                         NWQ PORTFOLIOS
                   INSTITUTIONAL CLASS SHARES
               INSTITUTIONAL SERVICE CLASS SHARES

                     NWQ Balanced Portfolio
                   NWQ Value Equity Portfolio

             SUPPLEMENT DATED APRIL 24, 1997 TO THE
    STATEMENT OF ADDITIONAL INFORMATION DATED JANUARY 3, 1997


The  following information is added under the heading "INVESTMENT
ADVISER" on Pages 8-9 of the Statement of Additional Information:

PHILOSOPHY AND STYLE

      The Adviser strives to achieve enhanced risk-adjusted returns or what is commonly referred to as Northwest quadrant performance. The Adviser utilizes a top-down, theme-driven approach to value. The Adviser believes the most important investment decision is determining the major, long-term, macro-economic trends that drive market prices. From this macro-economic standpoint, the Adviser develops a dominant theme that focuses on those market sectors that they believe will be the primary beneficiaries of underlying economic/monetary/social trends. Within these sectors that possess a fundamental "tailwind," the Adviser seeks to identify statistically undervalued companies by applying traditional value screens. The Adviser's fundamental research focuses on companies that possess below-average price-to-book and price-to-earnings ratios and above-average dividend yields. The Adviser's investment objective is to achieve consistently enhanced returns on an absolute and risk-adjusted basis, throughout a variety of economic environments.

REPRESENTATIVE INSTITUTIONAL CLIENTS

      As of the date of this Statement of Additional Information, the Adviser's representative institutional clients included: the Archdiocese of Milwaukee, Arizona State University Foundation, Coldwell Banker, United States Air Force Association and the Washington D.C. Metro Transit Authority.

      In compiling this client list, the Adviser used objective criteria such as account size, geographic location and client classification. The Adviser did not use any performance-based criteria. It is not known whether these clients approve or disapprove of the Adviser or the advisory services provided.